SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Eaton Vance California Municipal Bond Fund

(Name of Registrant as Specified In Its Charter)

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Jassen Trenkow

Jason Chen

Richard Thiemann

Stephen Flanagan

Christopher Klepps

Dennis A. Prieto

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED [●], 2025

Eaton Vance California Municipal Bond Fund

__________________________

PROXY STATEMENT

OF

Saba Capital Management, L.P.

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This proxy statement (this “Proxy Statement”) and the enclosed GOLD proxy card are being furnished by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Master Fund, Ltd. (“Saba I”), Boaz R. Weinstein (“Mr. Weinstein,” and together with Saba Capital and Saba I, “Saba,” “we,” or “us”) and the Nominees (as defined below) named in Proposal 1 (the Nominees together with Saba, the “Participants”), in connection with the solicitation of proxies from the shareholders of Eaton Vance California Municipal Bond Fund, a Massachusetts Business Trust and closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”).

We believe that the board of trustees of the Fund (the “Board”) needs fresh ideas and perspectives to address the Fund’s trading discount; we have therefore nominated a slate of highly qualified and independent Nominees for election to the Board, whose election will send a strong message that the Fund’s shareholders are not satisfied with the Fund’s management and their inability to address the Fund’s significant discount to net asset value.1 We also believe it is in the best interests of shareholders of the Fund to terminate the Management Agreement (as defined below) due to what we believe to be underperformance by the Fund under the existing Manager (as defined below). In addition, we have submitted a proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting that the Board take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders,2 because we believe that this will benefit the Fund by holding the trustees accountable each year and thereby better aligning their interests with those of the shareholders.

We are convinced that NOW is the time to take action to close the Fund’s discount and we urge shareholders to approve our shareholder proposal to terminate the existing Manager and proposal to declassify the Board and to elect the Nominees, who we believe, if elected, would serve the best interests of all shareholders.

We are therefore seeking your support at the upcoming 2025 annual meeting of shareholders, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the “Annual Meeting”), that is scheduled to be held at [●], on [●], 2025 at [●] [a.m./p.m.] (Eastern Time).

This Proxy Statement and the enclosed GOLD proxy card are first being furnished to the Fund’s shareholders on or about [●], 2025.

1 Saba notes that there are various ways the Fund can address the discount such that it would be significantly narrowed or eliminated, including through an increase and change in marketing and related efforts, improving corporate governance, seeking out additional potential new buyers for the Fund’s shares and/or repurchasing the Fund’s shares.

2 Saba notes to shareholders that the Fund has sought no-action treatment from the SEC in an attempt to preclude shareholders from voting on Saba’s advisory declassification proposal. The Fund’s argument is that its organizational documents bar all shareholders, not just Saba, from ever submitting declassification proposals. In fact, the Fund has made the claim that, as a general matter, shareholders have no right to vote on declassification or most other governance proposals. Whether or not the Fund is successful in barring shareholders from voting on an advisory declassification proposal, one thing is clear to us - the Board that oversees such a suppressionionary governance regime must be replaced.

Saba is seeking your support at the Annual Meeting with respect to the following proposals (each, a “Proposal” and, collectively, the “Proposals”) and to consider and act upon any other business that may properly come before the Annual Meeting.

Proposal		Our Recommendation

1.

To elect Saba’s slate of six independent trustee candidates comprised of (i) Jassen Trenkow, Jason Chen, and Richard Thiemann to serve as Class II nominees (the “Class II Nominees”), and (ii) Stephen Flanagan, Christopher Klepps, and Dennis A. Prieto to serve as successors to three of the trustees who are currently serving as Class I holdover trustees (the “Class I Nominees” and together with the Class II Nominees, the “Nominees”), for election to the Board at the Annual Meeting.

FOR ALL of the Nominees
2.

To terminate the investment advisory agreement between Eaton Vance California Municipal Bond Fund (the “Fund”) and Eaton Vance Management (the “Manager”), dated as of March 1, 2021, as since amended or novated (the “Management Agreement”), and all other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, pursuant to the right of shareholders as embodied in Section 7 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.

FOR
3.	To request that the Board take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders.	FOR
To transact such other business as may properly come before the Annual Meeting.

Based on the Fund’s proxy statement for the 2024 annual meeting of shareholders (the “Fund’s 2024 Proxy Statement”), the Board is currently comprised of ten trustees divided into three classes. Each class is elected for a term of three years, with the term of one class of trustees expiring at each annual meeting of the shareholders. At the Annual Meeting, three Class II trustees and three Class I trustees are to be elected by holders of the Fund’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) – in the case of the Class II Nominees, for a three-year term expiring at the Fund’s 2028 annual meeting of shareholders; and in the case of the Class I Nominees, for a two-year term expiring at the Fund’s 2027 annual meeting of shareholders.

Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies in support of the election of the Nominees to serve as Class II trustees and Class I trustees of the Fund, as applicable, and the approval of Proposal 2 and Proposal 3.

The Fund has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as [●]. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, the Participants may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act), in the aggregate, [●] Common Shares, including [●] Common Shares held in record name. There were [●] Common Shares outstanding as of the Record Date. The Fund has not yet filed with the SEC its proxy statement for the Annual Meeting (the “Fund’s Proxy Statement”). Once filed, we expect the Fund’s Proxy Statement to include the information regarding the Record Date and the number of outstanding Common Shares as of the Record Date.

We urge you to sign, date and return the GOLD proxy card “FOR ALL” of the Nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

According to the amended and restated bylaws of the Fund, effective as of August 13, 2020 (the “Bylaws”), in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at a meeting of the shareholders shall be elected. For Proposal 2, the affirmative vote of a 40 Act Majority (as defined below) shall be required. For Proposal 3, the affirmative vote of a majority of the votes cast in person or by proxy at a shareholder meeting at which a quorum is present and entitled to vote on the subject matter shall be required.

2

Saba intends to deliver this Proxy Statement and the accompanying Form of GOLD Proxy Card to holders of at least the percentage of the Fund’s voting shares required under applicable law to elect the Nominees in Proposal 1 and carry Proposal 2 and Proposal 3 at the Annual Meeting and otherwise intends to solicit proxies or votes from shareholders of the Fund in support of the nominations of the Nominees and the passage of Proposal 2 and Proposal 3. This proxy solicitation is being made by Saba and not on behalf of the Board or management of the Fund or any other third party. We are not aware of any other matters to be brought before the Annual Meeting other than as described herein. Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Importantly, only the latest validly executed proxy that you submit will be counted. In addition, any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote, including the quorum and voting requirements for the Fund and other information about the proxy materials, see the Questions and Answers section.

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

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REASONS FOR THIS PROXY SOLICITATION

As one of the Fund’s largest shareholders, Saba is committed to improving the Fund for the benefit of all shareholders and, to this end, has nominated a slate of highly-qualified and independent Nominees to the Board, who, Saba believes, will bring fresh ideas and perspectives to address the Fund’s deep trading discount. Saba also believes it is in the best interests of shareholders of the Fund to terminate the Management Agreement due to what Saba believes to be underperformance by the Fund under the existing Manager. In addition, Saba believes that declassifying the Board will benefit the Fund by holding the trustees accountable each year and thereby better aligning their interests with that of the shareholders.

We urge you to join us and support the election of the Nominees, termination of the Management Agreement and declassification of the Board by voting on the GOLD proxy card today.

4

PROPOSAL 1: ELECTION OF TRUSTEES

According to the Fund’s 2024 Proxy Statement, the Board is currently comprised of ten trustees divided into three classes. The members of each class are elected to serve three-year terms or until their successors have been duly elected and qualified as permitted by law with the term of office of each class ending in successive years. We expect the Fund’s Proxy Statement to provide that there will be three Class II trustees and three Class I trustees elected by holders of Common Shares at the Annual Meeting.

We are soliciting proxies to elect the Class II Nominees—Jassen Trenkow, Jason Chen, and Richard Thiemann —to serve as Class II trustees. Each of the Class II Nominees, if elected, will serve until the later of the date of the Fund’s 2028 annual meeting of shareholder, or until their successors have been duly elected and qualified as permitted by law.

We are soliciting proxies to elect the Class I Nominees—Stephen Flanagan, Christopher Klepps, and Dennis A. Prieto—to serve as Class I trustees and successors to the three Class I incumbent trustees, who are currently serving as holdover trustees in Class I of the Board due to the Fund not having held an annual shareholder meeting in 2024. Each of the Class I Nominees, if elected, will serve until the later of the date of the Fund’s 2027 annual meeting of shareholder, or until their successors have been duly elected and qualified as permitted by law.

The Nominees, if all are elected, would constitute six of ten members, a majority, of the Board. There is no assurance that any of the Fund’s nominees will serve as a trustee if one or more of the Nominees are elected to the Board.

The age and other information related to the Nominees shown below are as of the date of this Proxy Statement.

Class II Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Jassen Trenkow Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 48	None	N/A

Jassen Trenkow has served as a founder and managing director of DynamiCOO Limited, a management and business consulting company, since 2021. He served as Chief Operating Officer of Allied Express Group, a corporate services company from 2022 to 2024. Prior to this role, Mr. Trenkow worked in private enterprises across the real estate, food and beverage and travel industries from 2019 to 2021, after serving as the Head of the Finance Structural Reform and Transformation Program at Barclays Services Company (“Barclays”) from 2017 to 2019. Previously, Mr. Trenkow held other positions at Barclays, including as Chief Operating Officer and Global Chief of Staff to the Chief Financial Officer from 2014 to 2017 and as the Chief of Staff, Americas Finance in 2014. Prior to Barclays, Mr. Trenkow spent a decade at Goldman Sachs, serving as Executive Director and Chief Operating Officer of Goldman Sachs Asset Management Asia from 2010 to 2014, as Global Deputy Chief of Staff, Internal Audit from 2008 to 2010, as Vice President, Strategic Initiatives from 2007 to 2008, as Change Management Lead from 2006 to 2007 and as Internal Auditor from 2004 to 2005. Mr. Trenkow previously served as a Technology Project Manager at J.P. Morgan from 2001 to 2003.

Mr. Trenkow previously served as a Sergeant in the Bundeswehr and the NATO Stabilization Force in Bosnia.

				N/A	None.

Mr. Trenkow received a B.S. from Pace University and a M.B.A. from London Business School, Columbia Business School and The University of Hong Kong.

Mr. Trenkow’s qualifications to serve as a trustee of the Fund include his decades of experience working in the financial services industry at Barclays and Goldman Sachs and his operational efficiency gained from service as a chief operating officer and/or chief of staff at both banks.

5

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Jason Chen Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 45	None	N/A

Jason Chen has served as the Co-Founder and a member of the Board of Directors of RT Gamma Media, Inc., which develops investment tools to help investors understand and analyze option effects on intraday security valuations, since 2023. Previously, Mr. Chen served as the Co-Founder and Portfolio Manager of Bromma Asset Management from 2016 to 2021. From 2012 to 2016, Mr. Chen served as a Portfolio Manager and a Research Analyst at Sprott Asset Management. Prior to such position, he served as a Research Associate at Cormark Securities from 2009 to 2012. Prior to Cormark, Mr. Chen served as a Senior Business Analyst at TD Securities from 2004 to 2006.

Mr. Chen is a CFA Charterholder and completed the Partners, Directors and Senior Officers Course offered by the Canadian Securities Institute.

				N/A	None.

Mr. Chen earned a BASc. in Electrical Engineering from the University of Waterloo in 2003, an M.S. in Electrical Engineering from Stanford University in 2004, and an M.B.A. from the Rotman School of Management at the University of Toronto in 2009.

Mr. Chen’s qualifications to serve as a trustee of the Fund include his extensive experience in the financial industry and as a senior executive of multiple businesses.

6

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Richard Thiemann Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 37	None	N/A

Richard Thiemann has been an active private investor and trader since 2019. Previously from 2014 to 2019, Mr. Thiemann worked at Flow Traders, a publicly traded international market making firm focused on providing liquidity in ETFs, in various roles, including as a trading systems engineer. From 2014 to 2015, he worked as a Trading Support Engineer for North American markets while located in the New York City office, and from 2015 until 2019 he worked as a Trading Systems Engineer supporting APAC markets, located in Singapore. Prior to his role at Flow Traders, Mr. Thiemann served as a Unix Systems Administrator at Major League Baseball Advanced Media (MLB.com), a sports internet and media platform, from 2013 until 2014. He also served as a systems administrator and datacenter technician from 2012 to 2013 for New York Internet Company, a provider of datacenter and co-location services in lower Manhattan.

				N/A	None.

Mr. Thiemann holds a B.A. of Computer Science and Spanish from Knox College. He also spent time abroad attending a Master’s program in Smart Grid technology at ICAI School of Engineering at Comillas Potifical University in Madrid, Spain in 2020.

Mr. Thiemann’s qualifications to serve as a trustee of the Fund include his experience in the financial technology industry, analytical skills regarding exchange traded funds, and the fresh perspective he will bring to the Board.

7

Class I Nominees:

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Stephen Flanagan Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 67	None	N/A	Stephen Flanagan has served as the President and Chief Executive Officer of Marketing:Wise LLC, a marketing and consulting firm, since 2019. From 2015 to 2019, Mr. Flanagan was President & COO of Shadowman Sports, a sports equipment company. Mr. Flanagan also served as an Operating Partner at Alchemy Global Holdings, LLC from 2014 until 2016. Prior to this role, Mr. Flanagan had over 20 years of senior management experience leading marketing, new media, Internet and entertainment companies from start- up stage to IPO’s and beyond. Mr. Flanagan previously served as the President and Chief Executive Officer of The Quidnet Group, where he worked from 2003 to 2014, and assisted clients with strategy and development in the areas of sports, entertainment and lifestyle marketing on a global basis. From 2001 through 2003, Mr. Flanagan served as vice president at Clear Channel Entertainment. Before that, starting in 1999, Mr. Flanagan held positions as senior director and senior vice President at CMGI. Mr. Flanagan has also held executive positions with CBS Sportsline, CardMember Publishing and ActMedia. He has also served as a board member and vice chairman of The Streaming Media Alliance, the advisory board to Adforce/CMGI, the Internet Advertising Bureau Research Council and various committees for the Advertising Research Foundation.	N/A	None.

Mr. Flanagan received a B.A. in English from Syracuse University.

Mr. Flanagan’s qualifications to serve as a trustee of the Fund include his leadership experience at the helm of a major client services company.

8

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Christopher Klepps Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 38	None	N/A

Christopher Klepps has served as Senior Coverage Counsel at Safety National Casualty Corporation since 2023, where he has routinely counseled on matters involving high exposure claims under Commercial General Liability, Personal and Advertising Injury, Public Officials & Employment Practices Liability, Law Enforcement Liability, Commercial Auto and Employer’s Liability policies.

Prior to that, Mr. Klepps was Senior Counsel at The Hartford Fire Insurance Company in the Coverage Unit from 2019 to 2023. He managed coverage litigation and provided legal advice relating to Personal and Advertising Injury, Financial Products, Life Science, Cyber and Construction Defect claims.

Prior to that, Mr. Klepps was an associate attorney in the Hartford office of Updike, Kelly & Spellacy, P.C. from 2013 to 2019, practicing in the areas of professional liability, insurance coverage and defense litigation, construction law and appellate law. While at Updike, Mr. Klepps routinely represented lawyers, accountants, architects and engineers in professional malpractice cases in state and federal courts, arbitrations and mediations. Mr. Klepps also represented insurers in complex matters involving insurance coverage and recovery. He has obtained favorable judgments and resolutions both at trial and through alternate dispute resolution. Mr. Klepps also represented individuals and companies in administrative appeals.

Additionally, Mr. Klepps regularly handled appeals before Connecticut’s appellate courts. His appeals have involved constitutional issues, evidentiary issues, wrongful termination and land use cases.

Prior to that, Mr. Klepps had the privilege of clerking for the Honorable Dennis G. Eveleigh of the Connecticut Supreme Court from 2012 to 2013, where he assisted in the drafting of numerous majority and dissenting opinions.

				N/A	None.

9

While attending law school, Mr. Klepps was a Note & Casenote Editor of the Quinnipiac Law Review, in which he also published an article on the right to counsel for mentally incompetent non-citizens in deportation hearings. During law school, Mr. Klepps also had the opportunity to intern for the Honorable Janet C. Hall of the United States District Court, District of Connecticut. Mr. Klepps also served as a research assistant for Professor Alexander Meiklejohn.

Mr. Klepps was recognized as a “Super Lawyers Rising Star” in the field of professional liability defense from 2015 to 2020. He was previously Chair of the Young Lawyers Section of the Connecticut Bar Association.

Mr. Klepps received his J.D., summa cum laude, from Quinnipiac University School of Law in Hamden, Connecticut in 2012. He received his B.A., magna cum laude, from Siena College in Loudonville, New York in 2008.

Mr. Klepps’s qualifications to serve as a trustee of the Fund include his distinguished legal career, his capacity for the hard work and attention to detail that is required in light of the Fund’s complex regulatory, operational and marketing setting.

(1)	(2)	(3)	(4)	(5)	(6)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
Dennis A. Prieto Address c/o Saba Capital Management, L.P., 405 Lexington Avenue, 58th Floor, New York, New York 10174 Age 43	None	N/A

Dennis A. Prieto is a consultant and serves on the boards of directors of GO Lab Inc., a privately-held building products company; and Aventiv Technologies, LLC, a privately-held provider of telecommunications and technology solutions, each since 2024. In addition, Mr. Prieto has served as the Independent Manager of Empire Today IP Holdings, LLC, a privately-held building products company, since 2024. He also currently serves as Chief Restructuring Officer of Last Step Recycling, LLC, a private materials processing company, since March 2025. Additionally, Mr. Prieto serves as a member of various advisory and oversight boards, including on the Oversight Board of the Endo GUC Trust, a trust established to obtain recoveries for creditors of Endo International plc and its subsidiaries, since 2024; and the Advisory Board of the Nine West Non-Released Party Trust, a trust established to obtain recoveries for creditors of Nine West Holdings, Inc. and its subsidiaries, since 2019. He is Managing Partner at Peak Advisory Group LLC, a business consulting firm he founded in 2023. Mr. Prieto also currently serves on the Dean’s Advisory Council at Lehigh University since 2022.

				N/A	None.

10

Previously, Mr. Prieto served on the Board of Managers and as Board Secretary and Treasurer of Mohawk Gaming Enterprises, LLC, a privately-held gaming company, from December 2021 to June 2024, and on the Advisory Board of the Tribune Litigation Trust, a trust established to obtain recoveries for creditors of Tribune Company and its subsidiaries, from 2019 to April 2022.

Previously, Mr. Prieto was a partner and Managing Director at Aurelius Capital Management, LP, an investment firm, from 2007 to 2023. Earlier in his career, Mr. Prieto served as a Restructuring and M&A Advisory Analyst at Evercore Inc. (NYSE: EVR), a leading independent investment banking firm, from 2006 to 2007, and as an Analyst in the Leveraged Acquisition Finance and Global Portfolio Management Groups at Bank of America Corporation (NYSE: BAC), a multinational bank and financial services company, from 2004 to 2006.

Mr. Prieto earned a B.S. in Electrical Engineering and a B.S. in Integrated Business and Engineering from Lehigh University and is a member of the Latino Corporate Directors Association (LCDA).

Mr. Prieto’s qualifications to serve as a trustee of the Fund include his decades of leadership experience in investment management industry, as well as his extensive experience serving on the board of directors of companies in various industries.

The Nominees do not currently hold, and have not at any time held, any position with the Fund. The Nominees do not oversee any portfolios in the Fund’s Fund Complex (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

As of the date of this Proxy Statement, the dollar range of the equity securities of the Fund beneficially owned by the Nominees and the aggregate range of equity securities in all funds to be overseen by the Nominees, are as follows:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Companies to be Overseen by the Nominee in a Family of Investment Companies
Jassen Trenkow	None	None
Jason Chen	None	None
Richard Thiemann	None	None
Stephen Flanagan	None	None
Christopher Klepps	None	None
Dennis A. Prieto	None	None

11

None of the organizations or corporations referenced above is a parent, subsidiary, or other affiliate of the Fund. We believe that, if elected, the Nominees will be considered independent trustees of the Fund under (i) the pertinent listing standards of the New York Stock Exchange, and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. In addition, we believe that the Nominees are not and will not be “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

We refer shareholders to the Fund’s Proxy Statement, when it becomes available, for the names, background, qualifications and other information concerning the Fund’s trustee nominees. The Fund’s Proxy Statement and form of proxy will become available free of charge on the SEC’s website at www.sec.gov.

Each of the Nominees has entered into a nominee agreement (the “Nominee Agreement”) pursuant to which Saba Capital has agreed to advance an amount not to exceed $5,000 to cover the reimbursement of fees such Nominee may incur in connection with his nomination and to defend and indemnify such Nominee against, and with respect to, any losses that may be incurred by such Nominee in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board, the solicitation of proxies in support of his election, or both. If elected or appointed, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of non-employee trustees. The Nominees will not receive any compensation from Saba for their services as trustees of the Fund if elected or for any other reason.

Each of the Nominees has agreed to being nominated as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. We do not expect that any of the Nominees will be unable to stand for election, but, in the event that any of the Nominees are unable to or for good cause will not serve, the Common Shares represented by the GOLD proxy card will be voted for substitute candidate(s) selected by Saba, a right that Saba has reserved in its nomination notice. In the case of any of the foregoing, Saba will give prompt written notice to the Fund if it chooses to nominate any such additional or substitute nominee(s) and Saba will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to such additional person that is required to be disclosed in solicitations for proxies for the election of trustees pursuant to Section 14 of the Exchange Act. If Saba determines to add nominee(s), whether because the Fund expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, Saba will supplement this Proxy Statement.

Vote Required.

According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at a meeting of the shareholders shall be elected. Abstentions will have the effect of reducing the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

We Recommend a Vote FOR ALL of the Nominees for election at the Annual Meeting on the GOLD proxy card.

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PROPOSAL 2: TERMINATE THE MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE MANAGER

We are seeking to terminate the Management Agreement, and any other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreements between or among the Fund, the Manager and its affiliates.

Rule 15a-4 under the 1940 Act provides a temporary exemption to the approval requirements of an investment management agreement, in the event that a prior advisory contract is terminated, which allows the Board (including a majority of the independent trustees) to approve an interim investment management contract. Such an interim contract is required to be approved within ten business days after the date that the termination of the prior advisory contract becomes effective, with the compensation received under the interim contract to be no greater than the compensation the adviser would have received under the previous contract. The Board would then have 150 days to obtain shareholder approval for that new investment management contract at a subsequent meeting of shareholders. Although the failure to approve a permanent investment management agreement could potentially require the Fund to become internally managed, we believe any reasonably designed process to select a new manager would identify a number of suitable, alternative advisers willing to advise the Fund on attractive terms.

If the proposal to terminate the Management Agreement is approved by shareholders, the Board will have the ability to appoint an interim manager and/or long-term manager of its choosing, the latter being subject to shareholder approval. In such instance, Saba Capital would stand ready to assist in any way it can to help the Board ensure that a capable manager is installed, and may at such time offer its services to the Board to act as an interim or long-term manager to the Fund and/or recommend to the Board various third-party manager candidates (although Saba does not presently have a specific third-party candidate in mind) for the Board to consider at its discretion. For the avoidance of doubt, termination of the Management Agreement will not require the Fund to pursue any agreement with Saba relating to the appointment of a new manager, be it Saba Capital or any other potential manager replacement, and shareholders will have the final say on the appointment of any long-term manager.

Accordingly, shareholders are being asked to vote on the following resolution:

RESOLVED, that the investment advisory agreement between Eaton Vance California Municipal Bond Fund (the “Fund”) and Eaton Vance Management (the “Manager”), dated as of March 1, 2021, as since amended or novated (the “Management Agreement”), and all other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 7 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.

Vote Required.

The approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined under the 1940 Act to be the lesser of: (i) 67% or more of shares of the voting securities present at such meeting, if the holders of more than 50% of the outstanding shares of voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding shares of voting securities (a “40 Act Majority”). Abstentions will have the same effect as votes “against” Proposal 2.

We Recommend a Vote FOR Proposal 2 on the GOLD proxy card.

13

PROPOSAL 3: DECLASSIFICATION OF THE BOARD

Saba believes that the annual election of all trustees – at one time – encourages board accountability to shareholders, which in turn boosts the board’s performance. This view is shared by many proxy advisory firms, institutional investors and large shareholders.

For a greater voice in the Fund’s corporate governance and to increase the accountability of the Board to shareholders, Saba urges you to vote FOR this Proposal 3.3

Accordingly, shareholders are being asked to vote on the following resolution on a non-binding, advisory basis:

RESOLVED, that the shareholders of Eaton Vance California Municipal Bond Fund (the “Fund”) request that the Board of Trustees of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected trustees.

The Participants intend to vote all of their Common Shares FOR this Proposal 3.

Vote Required.

According to the Bylaws, the approval of Proposal 3 requires the affirmative vote of a majority of the votes cast in person or by proxy at a shareholder meeting at which a quorum is present and entitled to vote on the subject matter. Abstentions will have the same effect as votes “against” Proposal 3.

We Recommend a Vote FOR Proposal 3 on the GOLD proxy card.

3 If the Fund successfully precludes shareholders from voting on this governance proposal, any proxies granted to us that voted on Proposal 3 will not have such votes presented at the Annual Meeting. For the avoidance of doubt, on such proxies, only the votes pertaining to Proposal 3 will not be presented – all other votes on such proxies, including those pertaining to the nomination of trustees and the proposal to terminate the management agreement will be valid and presented at the Annual Meeting.

14

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Only holders of Common Shares at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date (unless they also transfer their voting rights as of the Record Date).

How do I vote my shares?

Common Shares held in record name. If your Common Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Shares will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Common Shares beneficially owned or held in “street” name. If you hold your Common Shares in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the Common Shares that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote FOR the Nominees. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to Saba@investor-com.com or mailing them to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Common Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of markings or other specific instructions, FOR ALL of the Nominees named in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

How should I vote on the Proposal?

We recommend that you vote your shares on the GOLD proxy card as follows:

“FOR ALL” of the Nominees standing for election to the Board named in this Proxy Statement (Proposal 1);

“FOR” the termination of the Management Agreement between the Fund and the Manager (Proposal 2); and

“FOR” the proposal to request that the Board declassify the Board (Proposal 3).

The Participants intend to vote all of their Common Shares “FOR ALL” of the Nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3, except for a small percentage of Common Shares owned by certain of the Saba Entities (as defined in Annex I) that, pursuant to internal proxy voting policies, will be echo-voted (i.e. meaning they will be voted in the same proportion as the votes of all other shareholders).

How many shares must be present to hold the Annual Meeting?

According to the Bylaws, the presence in person or by proxy of the holders of a majority of the total number of shares of the then issued and outstanding shares of the Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. Abstentions will be treated as votes present for purposes of determining a quorum. For information on the treatment of broker non-votes, if any, in connection with the Annual Meeting, please see the Fund’s Proxy Statement.

15

What vote is needed to approve the Proposal?

Proposal 1 – Election of Trustees. According to the Bylaws, in a contested election of trustees, the qualified nominees receiving the affirmative vote of a majority of the shares outstanding and entitled to vote with respect to such matter at a meeting of the shareholders shall be elected. Abstentions will have the effect of reducing the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding.

Proposal 2 – Termination of the Management Agreement. The approval of Proposal 2 requires the affirmative vote of a 40 Act Majority. Abstentions will have the same effect as votes “against” Proposal 2.

Proposal 3 – Declassification of the Board. The approval of Proposal 3 requires the affirmative vote of a majority of the votes cast in person or by proxy at a shareholder meeting at which a quorum is present and entitled to vote on the subject matter. Abstentions will have the same effect as votes “against” Proposal 3.

THE ONLY WAY TO SUPPORT ALL OF THE NOMINEES FOR ELECTION AND THE MANAGEMENT AGREEMENT TERMINATION PROPOSAL AT THE ANNUAL MEETING IS TO SUBMIT YOUR VOTING INSTRUCTION “FOR ALL” OF THE NOMINEES IN PROPOSAL 1, “FOR” PROPOSAL 2 and “FOR” Proposal 3 ON THE ENCLOSED GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE FUND, EVEN IF YOU INSTRUCT TO “ABSTAIN” YOUR VOTES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

What should I do if I receive a proxy card from the Fund?

You may receive proxy solicitation materials from the Fund, including an opposition proxy statement and a white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Fund or any other statements that it may otherwise make.

We recommend that you discard any proxy card that may be sent to you by the Fund. Voting “ABSTAIN” or “AGAINST” on its white proxy card is not the same as voting for the Nominees in Proposal 1 or for Proposal 2 or Proposal 3 because a vote on the Fund’s white proxy card will revoke any previous voting instructions that you submitted on the GOLD proxy card. If you have already voted using the Fund’s white proxy card, you have every right to change your vote by using the enclosed GOLD proxy card by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?”

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom. Shareholders may call toll free at (877) 972-0090 or collect at (203) 972-9300.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided or signing, dating and returning a white proxy card (the latest dated proxy is the only one that counts);

•	delivering a written revocation to the secretary of the Fund at Two International Place, Boston, Massachusetts 02110; or

•	attending the Annual Meeting and voting by ballot in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own Common Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke any previously submitted proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting in the form of a “legal proxy” issued in your name from the bank, broker or other nominee that holds your shares. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, InvestorCom, toll free at (877) 972-0090 or collect at (203) 972-9300.

16

IF YOU HAVE ALREADY VOTED USING THE FUND’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that a copy of any revocation be mailed to Saba Capital Management, L.P., c/o InvestorCom, 19 Old Kings Highway S., Suite 130, Darien, CT 06820, so that we will be aware of all revocations.

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person or by advertisements. Saba will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Saba will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Common Shares they hold of record. Saba will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Saba will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Saba has retained InvestorCom to provide solicitation and advisory services in connection with this solicitation. InvestorCom will be paid a fee not to exceed $[●] based upon the campaign services provided. In addition, Saba will advance costs and reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom against certain liabilities and expenses, including certain liabilities under the federal securities laws. InvestorCom will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that InvestorCom will employ approximately [●] persons to solicit the Fund’s shareholders as part of this solicitation. InvestorCom does not believe that any of its owners, managers, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Saba. Costs of this proxy solicitation are currently estimated to be approximately $[●]. We estimate that through the date hereof, Saba’s expenses in connection with the proxy solicitation are approximately $[●]. Saba will not seek reimbursement of these costs from the Fund.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual and semi-annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or periodic report addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the Fund may be householding our proxy materials.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your requests to the Fund at [●], or by calling at [●].

Because Saba has initiated a contested proxy solicitation, we understand that banks and brokers with account holders who are shareholders of the Fund will not be householding our proxy materials.

Where can I find additional information concerning the Fund?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Fund’s definitive proxy statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Fund beneficially owned by the Fund’s trustees, nominees and management; the Fund’s investment manager and administrator; the Audit Committee of the Board; certain shareholders’ beneficial ownership of more than 5% of the Fund’s voting securities; information concerning the Fund’s trustees; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and trustee nominations intended for consideration at the 2026 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. We take no responsibility for the accuracy or completeness of any information that we expect to be contained in the Fund’s definitive proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Fund has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

17

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, on the SEC’s website at https://www.sec.gov/edgar. The Edgar file number for the Fund is 811-21147.

18

CONCLUSION

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Saba Capital Management, L.P.

Saba Capital Master Fund, Ltd.

Boaz R. Weinstein

Jassen Trenkow

Jason Chen

Richard Thiemann

Stephen Flanagan

Christopher Klepps

Dennis A. Prieto

[●], 2025

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ANNEX I: INFORMATION ON THE PARTICIPANTS

Beneficial Ownership and Other Information

This proxy solicitation is being made by the Participants. As of the date of this Proxy Statement, the Participants, excluding the Nominees as they do not beneficially own any Common Shares, may be deemed to “beneficially own” (such term as used in Schedule 14A within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Annex I) 4,479,159 Common Shares in the aggregate, representing 18.15% of the outstanding Common Shares. The percentage used herein is based upon 24,672,939 Common Shares outstanding as of March 31, 2025, as disclosed in the Fund’s Semi-Annual Report for the reporting period ended March 31, 2025 filed with the SEC on May 28, 2025. Of the 4,479,159 Common Shares owned in the aggregate by the Participants, such Common Shares may be deemed to be beneficially owned as follows: (a) 4,479,159 Common Shares (including 1,000 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Saba Capital by virtue of its status as the investment manager of various funds and accounts, such funds and accounts, the (“Saba Entities”); and (b) 4,479,159 Common Shares (including 1,000 Common Shares held in record name by Saba I) may be deemed to be beneficially owned by Mr. Weinstein by virtue of his status as the principal of Saba Capital.

As of the date of this Proxy Statement, none of the Nominees beneficially own any Common Shares or any other securities of the Fund.

The principal business of Saba Capital is to serve as investment manager to the Saba Entities. The principal business of Saba I is to serve as a private investment fund. The principal business of Mr. Weinstein is investment management and serving as the principal of Saba Capital. The principal business of the Saba Entities is to invest in securities.

The business address of each member of Saba and the Saba Entities is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

The principal occupation and business address of each of the Nominees are disclosed in the section of this Proxy Statement titled “PROPOSAL 1: ELECTION OF TRUSTEES”.

Unless otherwise noted as shares held in record name by the Saba Entities, the Common Shares held by the Saba Entities are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

20

Disclaimer

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) within the past 10 years, no Participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any Participant, is a record owner or direct or indirect beneficial owner of any securities of the Fund, any parent or subsidiary of the Fund, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Fund, or in any registered investment companies overseen or to be overseen by the Participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Fund; (iii) no Participant in this solicitation directly or indirectly beneficially owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant in this solicitation has purchased or sold any securities of the Fund or the Fund’s investment adviser within the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no Participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22), trustee (or person nominated to become an Officer or trustee), employee, partner, or copartner of the Fund, the Fund’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant in this solicitation owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) within the last five years, no Nominee has had any arrangement or understanding with any other person pursuant to which he was selected to be a nominee for election as a trustee to the Fund other than the Nominee Agreements described herein; (xi) no Participant and no Immediate Family Member of any Participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: (a) the Fund or any of its subsidiaries; (b) an Officer of the Fund; (c) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with the investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (d) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (e) any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Fund; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; (xii) during the last five years, no Participant and no Immediate Family Member of any Participant has had a position or office with: (a) the Fund; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund; or (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party; (xiv) no Participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xv) there are no material pending legal proceedings to which any Nominee or any of his or her associates is a party adverse to the Fund or, to the best of Saba’s knowledge after reasonable investigation, any affiliated person of the Fund, nor does any Nominee have a material interest in such proceedings that is adverse to the Fund or, to the best of the Saba’s knowledge after reasonable investigation, any affiliated person of the Fund; (xvi) since the beginning of the last two completed fiscal years, no Participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no Participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings, Item 401(g) with respect to promoters and control persons, and Item 405 with respect to beneficial ownership and required filings.

21

Transactions by the Participants with respect to the Fund’s securities

The following tables set forth all transactions effected during the past two years by Saba, by virtue of Saba Capital’s direct and indirect control of the Saba Entities, with respect to securities of the Fund. The Common Shares reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Common Shares:

Saba Capital, in its capacity as investment manager of the Saba Entities (including Saba I)

Date	Side	Common Shares	12/30/2024	Buy	8,013
			1/2/2025	Buy	3,915
7/19/2023	Buy	8,193	1/3/2025	Buy	3,600
7/24/2023	Buy	43,450	2/25/2025	Buy	102,119
7/28/2023	Buy	2,464	3/12/2025	Buy	75,438
8/1/2023	Buy	25,212	4/4/2025	Buy	212
8/17/2023	Buy	1,980	4/7/2025	Buy	8,563
10/3/2023	Buy	19,184	4/11/2025	Buy	59,775
11/1/2023	Buy	800	4/21/2025	Buy	26,590
11/2/2023	Buy	3,721	4/22/2025	Buy	400
11/3/2023	Buy	20,017	4/29/2025	Buy	15,764
11/6/2023	Buy	106,335	4/30/2025	Buy	100
11/7/2023	Buy	72,642	5/2/2025	Buy	7,434
11/8/2023	Buy	700	5/5/2025	Buy	400
11/9/2023	Buy	1,500	5/13/2025	Buy	16,191
11/10/2023	Buy	59,578	5/14/2025	Buy	7,012
11/13/2023	Buy	36,658	5/16/2025	Buy	12,450
11/14/2023	Buy	18,746	5/19/2025	Buy	4,836
11/16/2023	Buy	1,800	5/21/2025	Buy	81,590
11/20/2023	Buy	98,263	5/22/2025	Buy	32,549
11/21/2023	Buy	23,642	6/2/2025	Buy	22,431
11/28/2023	Buy	41,295	6/3/2025	Buy	21,254
11/30/2023	Buy	1,900	6/4/2025	Buy	14,385
12/1/2023	Buy	84,682	6/5/2025	Buy	1,200
12/6/2023	Buy	18,857	6/9/2025	Buy	1,298
12/8/2023	Buy	4,400	6/11/2025	Buy	57,844
12/11/2023	Buy	10,995	6/12/2025	Buy	11,886
12/13/2023	Buy	15,746	6/13/2025	Buy	1,076
11/5/2024	Buy	5,285	6/16/2025	Buy	35,910
11/6/2024	Buy	3,738	6/17/2025	Buy	14,285
11/7/2024	Buy	46,252
11/11/2024	Buy	29,233
11/12/2024	Buy	54,121
11/13/2024	Buy	11,337
11/14/2024	Buy	15,847
11/19/2024	Buy	33,387
11/20/2024	Buy	21,179
11/21/2024	Buy	63,495
11/22/2024	Buy	94,696
11/25/2024	Buy	16,404
11/27/2024	Buy	29,206
11/29/2024	Buy	8,127
12/2/2024	Buy	8,171
12/3/2024	Buy	5,242
12/4/2024	Buy	76,706
12/5/2024	Buy	36,430
12/12/2024	Buy	72
12/17/2024	Buy	9,869
12/18/2024	Buy	18,104
12/19/2024	Buy	29,369
12/20/2024	Buy	43,675
12/23/2024	Buy	31,801
12/24/2024	Buy	1,700
12/27/2024	Buy	22,868

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IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your vote “FOR ALL” of the Nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3 by taking three steps:

●	SIGNING the enclosed GOLD proxy card,

●	DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting instruction form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD voting instruction form to be issued representing your shares.

By returning the GOLD proxy card, you are authorizing Saba to vote on your behalf, and if you do not indicate how you would like to vote, your vote will be counted “FOR ALL” of the Nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN THE FUND’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed, dated and returned a white proxy card to the Fund, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Fund by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting to the secretary of the Fund or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your shares, please contact our proxy solicitor:

19 Old Kings Highway S., Suite 130

Darien, CT 06820
Shareholders Call Toll-Free at: (877) 972-0090

E-mail: Saba@investor-com.com

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PRELIMINARY COPY SUBJECT TO COMPLETION

Form of GOLD Proxy Card

Eaton Vance California Municipal Bond Fund

Proxy Card for 2025 Annual Meeting of Shareholders (the “Annual Meeting”)

THIS PROXY SOLICITATION IS BEING MADE BY SABA CAPITAL MANAGEMENT, L.P., SABA CAPITAL MASTER FUND, LTD., Boaz R. Weinstein (COLLECTIVELY, “SABA”) AND THE INDIVIDUALS NAMED IN THE PROPOSAL

THE BOARD OF TRUSTEES (THE “BOARD”) OF EATON VANCE CALIFORNIA MUNICIPAL BOND FUND IS NOT SOLICITING THIS PROXY

The undersigned appoints Michael D’Angelo, Paul Kazarian and John Grau and each of them, attorneys and agents with full power of substitution to vote all shares of Eaton Vance California Municipal Bond Fund, a Massachusetts Business Trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Fund”), that the undersigned would be entitled to vote at the Annual Meeting, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority, subject to applicable law, as to any and all other matters that may properly come before the meeting or any adjournment, postponement, or substitution thereof that are unknown to us a reasonable time before this solicitation.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

With respect to the Proposals, if this proxy is signed, dated and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR ALL” of the Nominees (as defined below) in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters.

Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion to the extent allowed by Rule 14a-4(c)(3) under the Exchange Act.

INSTRUCTIONS: FILL IN VOTING BOXES “■” IN BLACK OR BLUE INK

We recommend that you vote “FOR ALL” of the Nominees in Proposal 1:

Proposal 1 – Election at the Annual Meeting of Saba’s slate of six independent trustee candidates comprised of (i) Jassen Trenkow, Jason Chen, and Richard Thiemann to serve as Class II nominees (the “Class II Nominees”), and (ii) Stephen Flanagan, Christopher Klepps, and Dennis A. Prieto to serve as successors to three of the trustees who are currently serving as Class I holdover trustees (the “Class I Nominees” and together with the Class II Nominees, the “Nominees”).

FOR ALL	AGAINST ALL	ABSTAIN FOR ALL*
❑	❑	❑

Nominees:	FOR	AGAINST	ABSTAIN*
Jassen Trenkow (Class II)	❑	❑	❑
Jason Chen (Class II)	❑	❑	❑
Richard Thiemann (Class II)	❑	❑	❑
Stephen Flanagan (Class I)	❑	❑	❑
Christopher Klepps (Class I)	❑	❑	❑
Dennis A. Prieto (Class I)	❑	❑	❑

*Abstentions will have the effect of reducing the likelihood of any nominee receiving the affirmative vote of a majority of eligible shares outstanding.

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We recommend that you vote “FOR” Proposal 2:

Proposal 2 – Termination of the investment advisory agreement between Eaton Vance California Municipal Bond Fund (the “Fund”) and Eaton Vance Management (the “Manager”), dated as of March 1, 2021, as since amended or novated (the “Management Agreement”), and all other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, pursuant to the right of shareholders as embodied in Section 7 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.

FOR	AGAINST	ABSTAIN**
❑	❑	❑

We recommend that you vote “FOR” Proposal 3:

Proposal 3 – To request that the Board take all necessary steps in its power to declassify the Board so that all trustees are elected on an annual basis starting at the next annual meeting of shareholders.

FOR	AGAINST	ABSTAIN**
❑	❑	❑

**Abstentions will have the same effect as votes “against” Proposal 2 and Proposal 3.

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

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